                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 14, 2006



                                PALL CORPORATION
             (Exact name of registrant as specified in its charter)

         NEW YORK                       1-4311               11-1541330
(State or other jurisdiction    (Commission file number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

2200 NORTHERN BOULEVARD, EAST HILLS, NY                      11548
(Address of principal executive offices)                     (Zip Code)

                                 (516) 484-5400
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     (b) On November 14, 2006, Pall Corporation (the "Registrant") announced that Marcus Wilson, President, is leaving the Registrant and its Board of Directors to pursue other opportunities. The Registrant also announced that Eric Krasnoff, the Registrant's Chairman of the Board and Chief Executive Officer was elected by the Board of Directors to assume the additional role of President.

     Information concerning this change appears in a press release dated November 14, 2006, which is incorporated by reference in, and is being filed as an exhibit to, this Form 8-K.

     (e) The terms of Mr. Wilson's termination of employment were dictated by the provisions of his Employment Agreement with the Registrant dated May 1, 2003, as amended August 30, 2005, filed as an exhibit with the Registrant's July 31, 2003 Form 10-K, and described in the proxy statement dated October 13, 2006, with respect to the Registrant's last annual meeting. These terms are also summarized in a Letter Agreement ("the Letter Agreement") dated November 14, 2006, which also provides Mr. Wilson certain additional benefits (including outplacement, relocation and amendments to his equity awards relating to continued, and in some cases accelerated, vesting) subject to his execution of a release within 21 days from November 14, 2006 and his not revoking the release within seven days thereafter. Mr. Wilson will forego some of the benefits afforded him if he commences other employment before November 14, 2008, which is the end of the notice period required by his contract.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(a) On November 15, 2006, the Board of Directors of the Registrant approved an amendment to the Registrant's Bylaws as previously amended on July 18, 2006. The amendment changed the number of directors on the Registrant's Board of Directors from twelve to eleven, and is effective November 14, 2006.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits.

          99 Press Release, dated November 14, 2006

          (3)(ii) Registrant's Bylaws amended November 15, 2006

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 Pall Corporation


                                                 /s/ LISA MCDERMOTT
                                                     --------------
November 20, 2006                                    Lisa McDermott
                                                     Chief Financial Officer
                                                       and Treasurer

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER            DESCRIPTION
------            -----------

99                Press Release, dated November 14, 2006

(3)(ii)           Registrant's Bylaws amended November 15, 2006